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                                                                    EXHIBIT 32.3

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of New Century Financial Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brad A. Morrice, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ BRAD A. MORRICE


                                                    Brad A. Morrice
                                                    Vice Chairman, President and
                                                    Chief Operating Officer
                                                    August 12, 2003

A signed original of this written statement required by Section 906 has been provided to New Century and will be retained by New Century and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished with New Century's Form 10-Q for the period ended June 30, 2003 pursuant to 18 U.S.C. ss. 1350. It is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it is not to be incorporated by reference into any filing of New Century, whether made before or after the date hereof, regardless of any general incorporation language in such filing.